Exhibit 32.12


                           SECTION 1350 CERTIFICATION
                        OF PRINCIPAL FINANCIAL OFFICER OF
                         CENTRAL ILLINOIS LIGHT COMPANY
                         (required by Section 906 of the
                           Sarbanes-Oxley Act of 2002)


In connection with the report on Form 10-Q for the quarterly period ended March 31, 2004 of Central Illinois Light Company (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Warner L. Baxter, chief financial officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 10, 2004



                                        /s/ Warner L. Baxter
                                        ----------------------------------
                                        Warner L. Baxter
                                        Executive Vice President and
                                        Chief Financial Officer
                                        (Principal Financial Officer)